                                     UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM 8-K

                                    CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2014

         MANAGED FUTURES PREMIER WARRINGTON L.P.
             (Exact name of registrant as specified in its charter)

   New York                      000-52603                     20-3845577
--------------                    ------------------               ------------------
(State or other             (Commission File         (IRS Employer
jurisdiction of                   Number)                  Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                           522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (855) 672-4468
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On October 1, 2014, the  registrant  issued 3,872.473 units of limited partnership interest (“Units”)  in  exchange for $4,574,591  in a transaction that was not  registered  under the Act. The Units were issued in reliance  upon applicable  exemptions  from  registration  under Section 4(2) of the Act and Section 506 of Regulation D promulgated there under.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       MANAGED FUTURES PREMIER WARRINGTON L.P.

       By: Ceres Managed Futures LLC
   General Partner

By /s/  Patrick T. Egan
              -----------------------
              Patrick T. Egan
              President and Director

Date:  October 2, 2014